Exhibit 99.1

Papa John’s Provides Business Update on Ongoing Impact of COVID-19 Pandemic

 Company Continues to See Strong Demand, with June Comparable Sales Up 24% in North America and 5% Internationally

LOUISVILLE, Ky.--(BUSINESS WIRE)--June 30, 2020--Papa John’s International, Inc. (NASDAQ: PZZA) today provided an additional update on the ongoing business impact of the global coronavirus (COVID-19) pandemic, including preliminary estimated comparable sales information for the June month and second quarter fiscal periods. In light of the uncertainty and volatility related to the pandemic, the company has continued to provide this information on a monthly basis.

Rob Lynch, President & CEO said, “In June Papa John’s delivered a third consecutive month of double-digit sales growth in North America and strong growth internationally. Continued strong results reflect both the hard work of our team members and local franchisees, as well as the trust that we have earned from millions of customers who have relied on us to deliver high-quality pizza and other food throughout the pandemic.

“The events of the past few months have accelerated Papa John’s transformation into an innovation-driven organization, contributing to our strong business momentum today. This focus on innovation has enabled initiatives like ‘No Contact Delivery’ and Papadias, as well as an exciting pipeline of upcoming products. In addition, our work to create a more diverse and inclusive culture has helped us to become an employer of choice for over 20,000 new team members during the pandemic. Lastly, Papa John’s outperformance has allowed us to increase our investments through the Papa John’s Foundation into great non-profit organizations that serve our communities. While we still have much work to do, we are building the kind of company that is positioned for outstanding performance in the future.”

Preliminary Estimated Comparable Sales for June 2020 Fiscal Period and Second Quarter

Preliminary estimated comparable sales information for the five weeks ended June 28, 2020 (Period 6 of the fiscal year), and for the fiscal quarter ended June 28, 2020, relative to the same periods in the prior year are as follows:

		Period 6	Second Quarter
		Five weeks ended June 28, 2020	Three months ended June 28, 2020
	Comparable sales growth (a)
	Domestic company-owned restaurants	18.5%	22.6%
	North America franchised restaurants	26.3%	29.6%
	System-wide North America restaurants	24.4%	28.0%

	System-wide international restaurants (b)	6.0%	5.3%

(a)	Represents the change in year-over-year sales for the same base of restaurants for the same fiscal periods. Comparable sales results for restaurants operating outside of the United States are reported on a constant-dollar basis, which excludes the impact of foreign currency translation.

(b)	Includes the impact of temporarily closed stores. Excluding those stores, comparable sales growth for system-wide international restaurants would have been approximately 12% in Period 6, and 13% in the Second Quarter.

Update on Temporary Restaurant Closures as a Result of COVID-19

Of the company’s approximately 2,100 international franchised stores, the number temporarily closed has declined to approximately 225, principally in Europe and Latin America, in accordance with government policies. Some international markets are open predominantly for delivery only, such as in the United Kingdom. In North America, almost all traditional restaurants remain open and fully operational. A number of non-traditional restaurants located in universities and stadiums are temporarily closed; these non-traditional locations are not material to the company’s revenues and operating results.

About Comparable Sales

The Company believes North America and international comparable sales growth information, as defined in the table above, is useful in analyzing its results since franchisees pay royalties and marketing fund contributions that are based on a percentage of franchise sales. Franchise sales also generate commissary revenue in the United States and in certain international markets. Franchise restaurant and comparable sales growth information is also useful for comparison to industry trends and evaluating the strength of our brand. Management believes the presentation of franchise restaurant sales growth, excluding the impact of foreign currency, provides investors with useful information regarding underlying sales trends and the impact of new unit growth without being impacted by swings in the external factor of foreign currency. Franchise restaurant sales are not included in the company’s revenues.

Forward-Looking Statements

Certain matters discussed in this press release and other company communications that are not statements of historical fact constitute forward-looking statements within the meaning of the federal securities laws. Generally, the use of words such as “expect,” “intend,” “estimate,” “believe,” “anticipate,” “will,” “forecast,” “plan,” “project,” or similar words identify forward-looking statements that we intend to be included within the safe harbor protections provided by the federal securities laws. Such forward-looking statements include or may relate to the preliminary estimated same store sales growth and related trends, projections or guidance concerning business performance, revenue, earnings, cash flow, earnings per share, the financial impact of the temporary business opportunities, disruptions and temporary changes in demand we are experiencing related to the current outbreak of the novel coronavirus disease (COVID-19) including the projections for sales trends and comparable sales, our cash on hand and access to our credit facilities, commodity costs, currency fluctuations, profit margins, unit growth, unit level performance, capital expenditures, restaurant and franchise development, the duration of changes in consumer behavior caused by the pandemic, the duration and number of temporary store closures, royalty relief, the effectiveness of our strategic turnaround efforts and other business initiatives, marketing efforts, liquidity, compliance with debt covenants, stockholder and other stakeholder engagement, strategic decisions and actions, dividends, effective tax rates, regulatory changes and impacts, adoption of new accounting standards, and other financial and operational measures. Such statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict and many of which are beyond our control. Our forward-looking statements are based on our assumptions which are based on currently available information, including assumptions about our ability to manage difficulties associated with or related to the COVID-19 pandemic, including risks related to: the impact of governmental restrictions on freedom of movement and business operations including quarantines, social distancing requirements and mandatory business closures; the virus’s impact on the availability of our workforce; the potential disruption of our supply chain; changes in consumer demand or behavior; the overall contraction in global economic activity, including rising unemployment; our liquidity position; our ability to navigate changing governmental programs and regulations relating to the pandemic; and the increased risk of phishing and other cyber-attacks. Therefore, actual outcomes and results may differ materially from those matters expressed or implied in such forward-looking statements. Other risks, uncertainties and assumptions that are involved in our forward-looking statements are discussed in detail in “Part I. Item 1A. – Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 29, 2019, and in “Part II. Item 1A. – Risk Factors” in our Quarterly Report on Form 10-Q for the first quarter ended March 29, 2020. We undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise, except as required by law.

For more information about the company, please visit www.papajohns.com.

Contacts

Investor Contact:
Steve Coke
Interim Principal Financial and Accounting Officer
Steve_Coke@papajohns.com
502-261-7272

Media Contact:
Madeline Chadwick
Senior Vice President, Communications and Corporate Affairs
Madeline_Chadwick@papajohns.com
502-261-4189